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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K
                                    CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 1997



                             U.S. MEDICAL PRODUCTS, INC.
                (Exact name of Registrant as specified in its charter)


                  TEXAS                                74-2599718
       (State of incorporation)            (IRS Employer Identification No.)

                                       1-12954
                               (Commission File Number)

                 12201 Technology Boulevard, Suite 100, Austin, Texas
                       (Address of principal executive offices)

                    Registrant's telephone number: (512) 257-8787



              This document consists of 3 pages of which this is page 1.


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Item 1.   Changes in Control of Registrant

          None

Item 2.   Acquisition or Disposition of Assets

          None

Item 3.   Bankruptcy or Receivership

          Not applicable

Item 4.   Changes in Registrant's Certifying Accountants

          None

Item 5.   Other Events

          On June 16, 1997, the Boston Stock Exchange ("Exchange") notified the Company that it had suspended trading of the Company's common stock and warrants, and intended to file for immediate delisting of the Company's securities with the Securities and Exchange Commission. The Exchange's decision was based upon the Company's inability to comply with the minimum maintenance requirements relating to market value of public float and shareholder's equity.

Item 6.   Resignations of Registrant's Directors

          None

Item 7.   Financial Statements and Exhibits

          None

Item 8.   Changes in Fiscal Year

          Not Applicable





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        U.S. Medical Products, Inc.
                                        Registrant


Date: June 19, 1997                     /s/ Fred Mindermann
                                        ---------------------------------
                                        Fred Mindermann
                                        Chief Executive Officer








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